Exhibit 99.1

FOR IMMEDIATE RELEASE

PACIFIC DATAVISION REPORTS THIRD QUARTER RESULTS

Woodland Park, N.J., February 19, 2015 – Pacific DataVision Inc. (NASDAQ:PDVW), a leading provider of mobile workforce management solutions, reported today the results for its third quarter of FY 2015, the period ended December 31, 2014. The Company acquired Sprint Corporation’s (NYSE:S) nationwide 900 MHZ spectrum licenses in September 2014, and is now the only nationwide licensee of spectrum focused on launching state-of-the-art two-way radio networks dedicated solely to businesses. PDV, with the Enterprise Wireless Alliance (EWA), jointly filed a Petition for Rulemaking with the Federal Communications Commission (FCC) in November, 2014, with the goal of improving spectrum efficiency and enabling customer access to next-generation broadband services.

The Company is currently in the process of preparing to deploy its advanced dispatch networks in major metropolitan markets in the United States, with the first markets scheduled to be in service by the quarter ending June 30, 2015. The Company will operate these networks dedicated to meeting the communication needs of dispatch-centric businesses. Because it has not yet launched its network, the Company’s financial results for the third quarter of FY 2015 represent its historical software-as-a-service (SAAS) business, the costs and expenses related to implementing digital two-way radio networks, and the costs associated with its initiatives to implement its broadband spectrum strategy.

Revenue for the third quarter of FY 2015 was $836,000 compared with $930,000 the previous year. For the quarter, the Company reported a net loss of ($3.53 million), or ($0.28) per share, compared with a net loss of ($0.27 million), or ($0.30) per share, the previous year. For the nine months ended December 31, 2014, the Company reported revenue of $2,356,000 compared with $2,631,000 in the prior year period. For the nine months, the Company reported a net loss of ($9.13 million), or ($0.98) per share, compared with a net loss of ($0.91 million), or ($1.00) per share the previous year.

The expected decline in revenue for the three and nine month periods is a result of decreases in the Company’s lower margin international operations in Mexico and higher churn in its domestic SAAS business. The increase in expenses for both the three and nine month periods was primarily attributable to the Company’s grants of restricted stock and stock options to its employees in connection with the private placement financing it completed in June 2014 to raise the funds necessary to acquire the 900 MHZ spectrum licenses from Sprint. The increase in expenses was also affected by higher legal and accounting fees and higher headcount as the Company moved to become listed on The NASDAQ Capital Market and incurred costs related to building the business.

Adjusted EBITDA for the quarter was a negative ($2.10 million) as compared with a negative ($0.15 million) the prior year. For the nine months, Adjusted EBITDA was a negative ($3.83 million) as compared with a negative ($0.57 million) the prior year. The increase in Adjusted EBITDA losses in the third quarter were caused by the combination of the decrease in gross margin and higher Selling, General and Administrative costs as the Company incurred costs to implement its new business plans.

John C. Pescatore, CEO of Pacific DataVision said, “The past nine months have been a remarkable period for the Company during which we:

•	raised more than $218 million;

•	acquired Sprint’s nationwide 900 MHZ spectrum licenses;

•	entered into a strategic relationship with Motorola;

•	began the construction of our dedicated dispatch networks;

•	initiated the process, together with industry support, of requesting the FCC authorization to permit broadband services on the spectrum we acquired; and

•	qualified to be a U.S. public reporting company and listed our common stock for trading on The NASDAQ Capital Market.”

Mr. Pescatore continued, “We are proud that in a relatively short time the Company has set the stage to launch our next generation two-way radio networks. We expect to have service available in our first four markets by the end of June 2015. Overall, this should be an exciting year for the Company as we continue deploying our next generation two-way services in additional markets, and take steps to advance our regulatory initiatives.”

Strong Cash Position

The Company has a strong cash position, with $122.73 million in available cash as of December 31, 2014. This is a reflection of the more than $200 million in equity funding the Company raised in the June 2014 private placement, the Company’s acquisition of the 900 MHZ spectrum licenses from Sprint and the Company’s transactions with Motorola Solutions Inc. (NYSE:MSI).

The Company plans to use this cash to pursue its regulatory initiatives and to deploy dedicated dispatch networks in 20 major metropolitan markets throughout the US. This will include the costs to deploy this network by acquiring and installing network equipment plus the costs of hiring additional employees to support the rollout and sales and marketing efforts. In the third quarter ended December 31, 2014, the Company spent approximately $1.56 million for the acquisition of equipment and design of its network.

Recent Events

In November 2014, the Company filed a petition with the FCC requesting re-alignment of the 900 MHZ band to create spectrum capable of serving the broadband needs of utilities, energy companies, transportation providers and other business enterprises as well as ensuring priority access for utilities and other critical infrastructure companies. The impacted parties have filed comments with the FCC.

On February 3, 2015, the Company’s stock began trading on The NASDAQ Capital Market under the symbol “PDVW”. The Company pursued this listing to provide its investors with liquidity and the Company with access to a large investor base.

Conference Call

PDV will host a conference call to discuss its third quarter 2015 financial results on February 19, 2015 at 4:30 pm Eastern Standard Time. Investors can participate in the earnings call by dialing into the conference line 888-267-2860 (for U.S. investors) or 973-413-6102 (for investors outside the U.S.) and using the conference code 774894. The earnings call will also be available for replay until March 19, 2015 and can be accessed by dialing into the conference lines 800-332-6854 or 973-528-0005 and using the conference code 774894. A replay of the call and the transcript will be posted on PDV’s website under the Investors page at www.pdvcorp.com/Investors/Overview.

About Pacific DataVision, Inc.

Pacific DataVision is a recognized leader in mobile workforce communications and location-based solutions that increase the productivity of field-based workers and the efficiency of their dispatch and call center operations. PDV will also be launching the largest private push-to-talk network in major markets throughout the United States. Its patented and industry-validated technology improves team communication and field documentation across a wide array of industries including transportation, distribution, construction, hospitality, waste management and field service. PDV’s Chairman, Brian McAuley and Vice Chairman, Morgan O’Brien, were co-founders of Nextel Communications and have over 60 years of experience in two-way radio operations and FCC regulatory matters. Pacific DataVision, Inc. is headquartered in Woodland Park, New Jersey. You can learn more at www.pdvcorp.com.

Non-GAAP Financial Information

This press release and the information contained herein present a non-GAAP financial measure, Adjusted EBITDA, which excludes certain amounts. The Company defines Adjusted EBITDA as net income (loss) with adjustments for depreciation and amortization, interest income (expense)-net, income taxes and stock-based compensation. The Company has included below unaudited adjusted financial information for the three and nine months ended December 31, 2014 and 2013, which includes a reconciliation of net loss, the most directly comparable GAAP financial measure, to Adjusted EBITDA. The Company’s management uses Adjusted EBITDA to evaluate the Company’s performance and provides this financial measure to investors as a supplement to the Company’s reported results because they believe this information provides additional insight into the Company’s operating performance by disregarding certain nonrecurring items or items that are not reflective of the day-to-day offering of its services. Adjusted EBITDA should not be considered in isolation, as a substitute for, or as superior to, financial measures calculated in accordance with GAAP, and the Company’s financial results calculated in accordance with GAAP and any reconciliation to those financial statements should be carefully evaluated. The non-GAAP financial measure used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

Forward-Looking Statements

Any statements contained in this press release that do not describe historical facts are forward-looking statements (as defined under Federal securities laws). Forward-looking statements generally are accompanied by words such as “will”, “expect”, “intend”, “plan”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding the planned timing and scope of the Company’s deployment of its dispatch network, the estimated costs of deploying its dispatch network and its regulatory initiatives and plans. Any forward-looking statements contained herein are based on our current expectations, but are subject to a number of risks and uncertainties that could cause our actual future results to differ materially from our current expectations or implied by any forward-looking statements. These risks and uncertainties include, but are not limited to: we have no operating history with respect to our proposed push-to-talk business; we have had net losses each year since our inception and may not achieve or maintain profitability in the future; we may experience delays in launching our nationwide network; customers may not adopt our technology; any efforts we pursue to increase the value of our spectrum may not be successful; we will rely on the equipment and selling efforts of other parties, such as indirect dealers; the wireless communication industry is highly competitive and we may not compete successfully; and government regulation could adversely affect our business and prospects. These and other factors that may affect our future results or operations are identified and described in more detail in our filings with the Securities and Exchange Commission (the “SEC”), including our quarterly report on Form 10-Q for the period ended December 31, 2014 filed with the SEC on February 19, 2015. You should not place undue reliance on these forward-looking statements, which speak only as of the date that they were made. Except as required by applicable law, we do not intend to update any of the forward-looking statements to conform these statements to reflect actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Pacific DataVision, Inc.

Statements of Operations

(Unaudited)

	Three months ended		Nine months ended
	December 31,		December 31,
	2013	2014	2013	2014

Operating Revenues
Service Revenue	$929,515	$653,437	$2,631,174	$2,143,707
Spectrum Lease Revenue	—	182,186	—	212,551

Total Operating Revenue	$929,515	$835,623	$2,631,174	$2,356,258

Cost of Revenue
Service	294,942	283,043	823,347	790,687

Gross Profit	634,573	552,580	1,807,827	1,565,571

Operating Expenses
General and administrative	234,312	3,336,996	671,176	8,230,664
Sales and Support	346,560	478,246	1,063,546	1,167,609
Product development	223,230	242,823	697,458	679,577
Depreciation and amortization	15,118	25,306	45,352	54,526

Total Operating Expenses	819,220	4,083,371	2,477,532	10,132,376

Loss from Operations	(184,647)	(3,530,791)	(669,705)	(8,566,805)
Interest expense - affiliated entities	(86,103)	—	(236,831)	(570,737)
Interest income	—	4,927	—	4,927

Net Loss	$(270,750)	$(3,525,864)	$(906,536)	$(9,132,615)

Net loss per common share basic and diluted	$(0.30)	$(0.28)	$(1.00)	$(0.98)

Weighted-average common shares used to compute basic and diluted net loss per share	904,611	12,473,024	904,611	9,301,800

The table below reconciles Adjusted EBITDA to the Company’s GAAP disclosure of net loss:

	Three months ended		Nine months ended
	December 31,		December 31,
	2013	2014	2013	2014
Adjusted EBITDA:
Net Loss	$(270,750)	$(3,525,864)	$(906,536)	$(9,132,615)
Interest expense - affiliated entities	86,103	—	236,831	570,737
Depreciation and amortization	15,118	25,306	45,352	54,526
Stock Compensation expense	19,764	1,404,202	59,292	4,680,802

ADJUSTED EBITDA	$(149,765)	$(2,096,356)	$(565,061)	$(3,826,550)

Pacific DataVision, Inc.

Balance Sheets

	March 31,	December 31,
	2014	2014
		(Unaudited)
ASSETS
Current Assets
Cash	$45,679	$122,729,111
Accounts Receivable, net of allowance for doubtful accounts of $12,619 and $37,248	369,408	424,883
Prepaid Expenses	22,046	663,521

Total Current Assets	437,133	123,817,515

Furniture, fixture and equipment, net	99,548	1,723,764

Intangible Assets	—	100,298,444
Capitalized patent costs, net	259,627	236,206
Other assets	6,883	16,583

Total Assets	$803,191	$226,092,512

LIABILITIES AND STOCKHOLDERS EQUITY/(DEFICIENCY)

Current Liabilities
Accounts Payable and accrued expenses	$254,981	$2,660,889
Accounts Payable - officers	117,961	17,506
Deferred Revenue	—	719,986

Total Current Liabilities	372,942	3,398,381

Noncurrent Liabilities
Deferred Revenue	—	6,576,222
Accrued Interest expense - affiliated entities	870,247	—
Deferred Compensation	361,610	—
Notes payable - affiliated entities	3,405,808	—

Total Liabilities	5,010,607	9,974,603

Stockholders’ Equity/(Deficiency)
Preferred Stock, no par value, 8% non-cumulative dividend, 40,000,000 shares authorized, 748,722 shares outstanding at March 31, 2014 and par value, $0.0001 per share, 10,000,000 shares authorized and no shares outstanding at December 31, 2014	20,525,999	—
Common Stock, no par value, 85,000,000 shares authorized, 126,759 shares issued and outstanding at March 31, 2014 and par value, $0.0001 per share, 100,000,000 shares authorized and 12,473,024 shares issued and outstanding at December 31, 2014	12	1,247
Additional Paid-in Capital	2,209,584	252,192,288
Accumulated deficit	(26,943,011)	(36,075,626)

Total Stockholders’ Equity/(Deficiency)	(4,207,416)	216,117,909

Total Liabilities & Stockholders’ Equity/(Deficiency)	$803,191	$226,092,512

Pacific DataVision, Inc.

Statements of Cash Flows

(Unaudited)

	Nine months ended December 31,
	2013	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(906,536)	$(9,132,615)
Adjustments to reconcile net loss to net cash provided (used) by operating activities
Depreciation and amortization	45,352	54,526
Non-cash compensation expense attributable to stock awards	59,292	4,680,802
Changes in Operating Assets and Liabilities
Accounts receivable	(170,235)	(55,475)
Prepaid expenses and other assets	(12,192)	(651,176)
Accounts payable and accrued expenses	14,299	2,405,908
Accounts payable - officers	15,620	(100,455)
Accrued interest expense	236,922	(332,524)
Deferred compensation	18,255	(361,610)
Deferred revenue	—	7,296,208

Net Cash flows provided (used) by Operating Activities	(699,223)	3,803,589

CASH FLOWS FROM INVESTING ACTIVITIES
Payment of deposit	—	(13,500,000)
Purchases of intangible assets	—	(76,798,444)
Purchases of equipment	(31,403)	(1,646,611)
Payments for patent costs	(28,905)	(8,709)

Net Cash used by Investing Activities	(60,308)	(91,953,764)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable	593,401	45,000
Net proceeds from Section 144A Offering	—	201,922,458
Payment of Notes Payable	—	(1,133,851)
Proceeds from Motorola Investment	—	10,000,000

Net Cash provided from Financing Activities	593,401	210,833,607

Net Change in Cash	(166,130)	122,683,432
CASH
Beginning of the period	194,938	45,679

End of the period	$28,808	$122,729,111

Investor Relations Contacts:

Timothy Gray	Adam Friedman
CFO, Pacific DataVision	Principal, Adam Friedman Associates
973-771-0981	917-675-6250
ir@pdvcorp.com	adam@adam-friedman.com